SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 2, 1995

                      PACIFIC INTERNATIONAL SERVICES CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

             0-11404                            95-2877371
     (Commission File Number)     (I.R.S. Employer Identification Number)

          1600 Kapiolani Boulevard, Suite 825, Honolulu, Hawaii 96814
                    (Address of Principal Executive Offices)

                                (808) 926-4242

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

     Pacific International Services Corp. (the "Company") has entered into an agreement to sell its rental car division to Dollar Systems, Inc. ("Dollar Systems"). The Company has issued a press release on October 2, 1995, the terms of which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

       99.1  Press Release issued on October 2, 1995.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PACIFIC INTERNATIONAL SERVICES CORP.
                                     (Registrant)


Date:  October 2, 1995               By: /s/ Alan M. Robin
                                         Alan M. Robin
                                         President